UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2018

Franklin Value Investors Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended April 30, 2018, equity markets managed to finish higher, although the bigger news was the return of volatility to financial markets. The Standard & Poor’s 500® Index (S&P 500®) posted a +3.82% total return and the MSCI World Index delivered a +3.68% total return.1 As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the S&P 500, and many global equity markets also experienced subdued volatility for the year.2 However, volatility reasserted itself in 2018, with the VIX surging in early February to its highest level since the summer of 2015. Investors grew more nervous by the confluence of potentially rising price pressures, higher bond yields and the gradual reversal of ultra-loose monetary policy by the US Federal Reserve. Concerns that the rally in stocks may be outpacing gains in US corporate earnings and geopolitical events, including the announcement of tariffs by the US and counter tariffs by its trading partners, also generated volatility.

Positive corporate earnings news, the possible positive effect of major US tax reform legislation and a weaker US dollar were tailwinds that contributed to equity market gains during much of the period. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the US and other developed markets, while US wage growth showed some signs of accelerating.

Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. While the S&P 500 reached an all-time high in January 2018, and then promptly descended into a brief correction, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In US equity markets, growth stocks outperformed value stocks during the period. The differences in performance were partly driven by the continued rally in internet and software stocks, which provided a meaningful boost to growth indexes. We do not know how much longer these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. Another factor that contributed to the outperformance of growth stocks was the relatively greater exposure that value indexes have to areas of the economy that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional brick-and-mortar retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

2. The VIX Index measures US stock market volatility based on prices of S&P 500 options.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment as well as industry and company-specific factors. Please remember all securities markets fluctuate, as do mutual fund share prices. We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chief Executive Officer – Investment Management

Franklin Value Investors Trust

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The US economy continued to grow during the six months under review. The economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in October 2017, as reported at the beginning of the six-month period, to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017, as reported at the beginning of the six-month period, to 2.5% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December 2017 and continued reducing its balance sheet during the period as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. Markets were also supported earlier in the period by the Fed’s indication of gradual rate hikes and the passage of the US tax reform bill in December 2017. However, concerns about the progress of the US tax reform bill and political uncertainties in the US curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policies and escalating trade tensions between the US and China also dampened investor sentiment. However, stocks rebounded amid the prospects for trade negotiations between the US and China, easing tensions in the Korean peninsula and strong first-quarter 2018 earnings results from many companies. In this environment, the broad US stock market, as measured by the Standard & Poor’s 500 Index, generated a +3.82% total return for the period.2

The foregoing information reflects our analysis and opinions as of April 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. US Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Balance Sheet Investment Fund

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares delivered a +1.24% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, generated a +1.86% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy uses low price-to-book value as its primary reference valuation measure. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. This strategy is not aimed at short-term trading gains, and we do not attempt to mirror the component securities of the benchmark index. Rather, we try to identify individual companies that meet our investment criteria, with a three- to five-year investment horizon. We may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies.

Portfolio Composition

Based on Total Net Assets as of 4/30/18

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 28.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Time (not held at period-end), Heidrick & Struggles International and Royal Dutch Shell.

Time is a magazine publisher with emerging digital technologies. After failed takeover rumors pressured the stock in mid-2017, Time signed a definitive agreement to be acquired by Meredith, a large media conglomerate, (not a Fund holding) in November 2017. The purchase price was a significant premium to the trading value prior to the announcement.

Heidrick & Struggles International is a global executive search firm. The company reported strong revenue growth in the first quarter of 2018, surpassing consensus estimates as the market for executive search has been becoming more robust after years of tepid growth since the financial crisis. Margin expansion, which had been elusive in recent quarters, pleasantly surprised investors, and drove what we considered an impressive earnings per share. Consequently, consensus earnings estimates for 2018 and 2019 continued to rise.

In November 2017, UK-based integrated oil and gas company Royal Dutch Shell continued to report strong quarterly results. Management also presented a well-received strategy update in November 2017, wherein it announced the elimination of its scrip dividend, reiterated its intention to buy back shares by 2020, increased its mid-term cash-flow forecast, and presented, in our view, a credible strategic and financial framework for the next several years.

Detractors from Fund performance included Corning, Terex and General Motors (GM).

Corning was the largest Fund position at period-end. The company offered what we considered attractive growth opportunities through its science, technology and innovation in the specialty glass market, where the company’s products began to break into new end markets such as fiber optics for data centers, automotive and life sciences. Although recent earnings have generally met investor expectations, heavy near-term investment spending hurt margins, with the prospect of possible future margin recovery not yet embraced by sell-side analysts. In our view, the company also exhibited excellent value characteristics, such as strong free cash flow, low capital requirements, an increasing dividend and large share repurchases.

Terex makes cranes, aerial work platforms and other construction equipment. The stock depreciated in reaction to

US steel tariffs as well as a competitors’ comments regarding peak margins in the machinery industry. Steel is Terex’s largest raw material cost and US tariffs could raise steel costs. In our opinion, Terex’s competitive positioning creates an ability to recover raw material cost increases, while strong free cash flow and a healthy balance sheet should enable the company to weather a down cycle.

GM is a leading global automotive manufacturer. The stock depreciated based on investor fear of weakening auto sales, global trade tension and rising raw material costs. In our analysis, the company’s low price-to-earnings ratio at period-end highlights poor investor sentiment toward the stock and fears of declining auto sales. However, the company has continued to post strong earnings and upward guidance revisions. In fact, the company has beaten earnings expectations over the past 11 quarters. We remain impressed with GM’s cost reduction efforts and new vehicle initiatives.

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Banks	4.1%
Royal Dutch Shell PLC (UK) Energy	3.8%
Bank of America Corp. Banks	3.7%
Corning Inc. Technology Hardware & Equipment	3.6%
Toll Brothers Inc. Consumer Durables & Apparel	2.4%
General Motors Co. Automobiles & Components	2.3%
Chevron Corp. Energy	2.3%
Citigroup Inc. Banks	2.0%
Occidental Petroleum Corp. Energy	2.0%
News Corp. Media	1.8%

During the reporting period, several large new purchases included Kinder Morgan, an energy infrastructure company; Dril-Quip, an oilfield services company; Husky Energy, an integrated energy and energy-related company; Fabrinet, an electronics manufacturer; and Astec Industries, a manufacturer of equipment for the infrastructure, mining and energy industries, among several others. We also added to existing positions including The Hartford Financial Services Group, an

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FRANKLIN BALANCE SHEET INVESTMENT FUND

insurance and financial services provider; American International Group, an insurance company; and Johnson Controls International, a conglomerate that produces automotive parts and climate control equipment.

In contrast, the Fund’s largest liquidations included MetLife, Comerica and Devon Energy. We also reduced several holdings including MKS Instruments, Mueller Industries and Morgan Stanley.

Thank you for your participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

Grace Hoefig Lead Portfolio Manager

Daniel Perrin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Grace Hoefig is a vice president and portfolio manager for Franklin Equity Group’s US Value Team. She is the lead manager for the Franklin Balance Sheet Investment Fund and has more than 25 years of investment experience. Ms. Hoefig joined Franklin in 2008 as a research analyst for the Franklin Balance Sheet Investment Fund. She was named co-lead manager in 2012 and vice president and lead manager of the Fund in 2015. Before joining Franklin Templeton Investments in February 2008, Ms. Hoefig was a managing director at AXIA Capital Management LLC., and has held senior analyst positions at Heine Securities Co., First Manhattan Co. and Neuberger & Berman. Ms. Hoefig received a B.A. in environmental science from St. Michael’s College.

Daniel Perrin joined Franklin Advisory Services as a research analyst in April 2013. Prior to joining Franklin Equity Group’s US Value Team, Mr. Perrin worked as a sector specialist, co-portfolio manager and generalist at various value-oriented investment firms investing globally and across market capitalizations. He began his career with Franklin Templeton in 1996. Mr. Perrin has a B.A. in history from University College London, the University of London, UK. He is a Chartered Financial Analyst (CFA) charterholder.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Performance Summary as of April 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+1.24%	-4.59%
1-Year	+8.28%	+2.06%
5-Year	+46.05%	+6.60%
10-Year	+72.73%	+4.99%

Advisor
6-Month	+1.37%	+1.37%
1-Year	+8.56%	+8.56%
5-Year	+47.91%	+8.14%
10-Year	+79.62%	+6.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4618	$0.2693	$2.4379	$3.1690
C	$0.1668	$0.2693	$2.4379	$2.8740
R	$0.3266	$0.2693	$2.4379	$3.0338
R6	$0.6306	$0.2693	$2.4379	$3.3378
Advisor	$0.5276	$0.2693	$2.4379	$3.2348

Total Annual Operating Expenses[4]
Share Class	With Waiver	Without Waiver

A	0.92%	0.97%
Advisor	0.67%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they may also involve heightened risks and should be considered speculative. Historically, smaller- and midsize- company securities have been more volatile in price than larger-company securities, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,012.40	$4.34	$1,020.48	$4.36	0.87%
C	$1,000	$1,008.70	$8.07	$1,016.76	$8.10	1.62%
R	$1,000	$1,011.30	$5.54	$1,019.29	$5.56	1.11%
R6	$1,000	$1,014.40	$2.50	$1,022.32	$2.51	0.50%
Advisor	$1,000	$1,013.70	$3.10	$1,021.72	$3.11	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin MicroCap Value Fund

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2018. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace and have the potential for capital appreciation. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares had a -2.99% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, generated a +0.94% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value. In the case of financial companies, we look for consistently increasing book value over time. We limit purchases to companies with market capitalizations of less than $500 million, which we

Portfolio Composition

Based on Total Net Assets as of 4/30/18

define as “microcap.” Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 34.

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FRANKLIN MICROCAP VALUE FUND

Top 10 Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets
Seneca Foods Corp. Food, Beverage & Tobacco	3.2%
Spartan Motors Inc. Machinery	3.1%
Universal Stainless & Alloy Products Inc. Materials	2.9%
Hurco Cos. Inc. Machinery	2.7%
Bar Harbor Bankshares Banks	2.7%
Miller Industries Inc. Machinery	2.6%
Ameresco Inc. Construction & Engineering	2.5%
Alamo Group Inc. Machinery	2.5%
Delta Apparel Inc. Consumer Durables & Apparel	2.4%
First Internet Bancorp. Banks	2.3%

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Universal Stainless & Alloy Products, Rocky Brands and Ameresco.

Universal Stainless & Alloy Products manufactures specialty steel products used in aerospace, power generation, oil and gas, heavy equipment and other industrial markets. Nearly all its markets saw greater activity during the six months under review, with 2018 first-quarter sales, bookings and backlogs at their highest levels in six years.

Rocky Brands makes shoes and boots for outdoor, work, duty, military, western and lifestyle markets under the Rocky, Durango, Georgia Boot and Lehigh brand names. In response to years of uneven sales and financial returns, Rocky has worked to refocus on its strengths, such as military, outdoor and work boots, and better address consumers’ shift to online shopping by improving its online presence. Its efforts began to pay off in 2017 with better sales and margins. We think Rocky’s brands have potential to be recognized as authentic brands in the work, western and outdoor categories.

Ameresco provides renewable energy and energy efficiency solutions to large consumers of purchased power, primarily in the public sector. In March 2018, the company reported greater-than-expected revenue, earnings and orders backlog for the fourth-quarter and full-year 2017 periods. Ameresco is accumulating a portfolio of energy assets that may, over time, provide a stable, growing stream of cash flows based on long-term sales contracts. We also like Ameresco because it is one of the rare value stocks that, in our opinion, may benefit from technological changes. For example, the energy savings afforded by switching to LED lighting or owning dedicated solar installations could create demand for Ameresco’s services.

Detractors from Fund performance included Seneca Foods, Healthcare Services Group and Northeast Bancorp.

Seneca Foods produces and distributes canned and frozen fruit and vegetables. Seneca’s canned fruit operations have been hurt by successive years of drought in California and by import competition. In February 2018, the company announced it would close its Modesto, California plant. At the same time, higher inventory levels from a prior crop year have made it difficult for canners to pass along higher steel costs to customers. We believe Seneca is the lowest-cost producer, and may ultimately benefit relative to financially weaker competitors.

Healthcare Services Group provides housekeeping and food service to nursing homes. The company’s growth accelerated in 2017, with revenues up for the fourth quarter and full-year 2017 periods. However, with a handful of large customers in financial difficulty, the company was forced to take charges against receivables early in 2018. Nursing homes typically operate under cost pressures and reimbursement limits. Healthcare Services Group has a long history of successfully managing collections, and we believe the company could recoup most of its losses over coming quarters.

Northeast Bancorp specializes in purchasing commercial loans from other banks at discounts to outstanding principal balances. The bank was a strong performer in 2017, as its stock price nearly doubled in the first nine months of the year. However, loan purchases are volatile, with strong production quarters alternating with softer periods. Loan purchases dropped off in the third calendar quarter of 2017, and in January 2018, Northeast reported weaker Small Business Administration loan originations and lower transactional income from loan payoffs. However, we believe that Northeast remains on track so long as it maintains satisfactory credit quality, which it has as of period-end.

During the reporting period, we initiated positions in LSI Industries, a lighting, graphics and display components company; FreightCar America, a manufacturer of railway

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FRANKLIN MICROCAP VALUE FUND

freight cars; and Powell Industries, a provider of electrical energy equipment. We also added to some positions including Pacific Ethanol, a renewable fuels and alcohol products company; Huston Wire & Cable, an industrial wire and cable distributor; and Ultralife, a maker of specialized batteries and communications systems.

We exited positions including Golden Entertainment, Omega Protein and Armstrong Flooring. The Fund also reduced its holdings in Hardinge, Sterling Construction and Baldwin & Lyons.

Thank you for your participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Bruce Baughman is a senior vice president and portfolio manager for Franklin Equity Group’s US Value Team that manages several equity funds, including Franklin MicroCap Value Fund, for which he is the lead manager. Before joining Franklin Templeton Investments in 1988, Mr. Baughman served as a portfolio manager with L.F. Rothschild and began his mutual fund career with the Pilgrim Group. Mr. Baughman holds a B.A. in English from Stanford University and an M.S. in accounting from New York University. He is a Certified Public Accountant.

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FRANKLIN MICROCAP VALUE FUND

Performance Summary as of April 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	-2.99%	-8.56%
1-Year	+7.75%	+1.55%
5-Year	+46.56%	+6.68%
10-Year	+125.68%	+7.84%

Advisor
6-Month	-2.89%	-2.89%
1-Year	+7.97%	+7.97%
5-Year	+48.33%	+8.20%
10-Year	+131.13%	+8.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN MICROCAP VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.0008	$0.0344	$2.5942	$2.6294
R6	$0.1330	$0.0344	$2.5942	$2.7616
Advisor	$0.0905	$0.0344	$2.5942	$2.7191

Total Annual Operating Expenses[4]

Share Class	With Waiver	Without Waiver
A	1.16%	1.17%
Advisor	0.92%	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share Class	Account Value 11/1/17	Account Value 4/30/18	Period 11/1/17–4/30/18[1,2]	Account Value 4/30/18	Period 11/1/17–4/30/18[1,2]	Expense Ratio[2]
A	$1,000	$970.10	$5.62	$1,019.09	$5.76	1.15%
R6	$1,000	$971.60	$4.01	$1,020.73	$4.11	0.82%
Advisor	$1,000	$971.10	$4.45	$1,020.28	$4.56	0.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Value Fund

We are pleased to bring you Franklin Small Cap Value Fund’s semiannual report for the period ended April 30, 2018. The reorganization of Franklin MidCap Value Fund into Franklin Small Cap Value Fund, as approved by shareholders, was completed on December 1, 2017. Shares of Franklin MidCap Value Fund share classes A, C, R and Advisor were exchanged for shares in Franklin Small Cap Value Fund share classes A, C, R and Advisor, respectively. We welcome the former shareholders of Franklin MidCap Value Fund that now own shares of Franklin Small Cap Value Fund.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing most of its assets in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. We define small-cap companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 2000® Index.1 The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares delivered a +1.16% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, generated a +0.94% total return for the same period.1,2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 4/30/18

Investment Strategy

Our strategy is to invest in small-capitalization companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following

1. The Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 42.

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FRANKLIN SMALL CAP VALUE FUND

this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets. The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Hunting, Brinker International and McGrath RentCorp.

Shares of Hunting, an equipment provider for onshore and offshore well construction, completion and intervention services, rose with the price of crude oil. In addition, the stock price benefited from a better-than-expected trading update in March as robust onshore drilling activity in the US boosted Hunting’s well-completion business segment, which accounted for a majority of sales in 2016. Profits for full-year 2017 were expected to be minimal due to continued weakness in its offshore end markets, but Hunting’s results indicated a better performance in the second half of 2017 and positive momentum entering 2018. Given the improvement in its operating results, Hunting also was able to loosen covenant restrictions placed on it by its lenders, allowing for the potential resumption of dividends in the future.

Restaurant stocks, including Brinker International, rose due to signs of further improvement in sales as a healthier labor market and US income tax cuts resulted in greater levels of consumer confidence. In the case of Brinker, a revamped menu and focus on driving increased traffic through quality and value offerings helped to improve same-store sales trends to the highest levels since 2015. Although same-store sales on a year-over-year basis remained slightly negative, we are optimistic that a return to positive trends could occur in the near future. Furthermore, the company intends to utilize some of the benefits from corporate tax reform to remodel a significant number of restaurants.

Shares of McGrath RentCorp, a lessor of modular offices, classrooms, electronic test equipment and containers, benefited from broad-based strength and improving return on invested capital. In addition, McGrath’s tax rate declined materially due to the recently enacted Tax Cuts and Jobs Act. We believe the company is well positioned to benefit from continued increases in education funding and greater demand for tanks used in fracking. The company could also be a beneficiary of increased demand for electronic testing equipment utilized by wireless carriers in the implementation of new 5G wireless technology. As evidence of the positive operating backdrop and outlook for the future, McGrath raised its dividend in late February.

Detractors from Fund performance included The Manitowoc Company, Esterline Technologies and Mueller Water Products.

Shares of The Manitowoc Company, a leading producer of cranes worldwide, fell despite a strong finish to 2017. Investors are concerned that the Trump administration’s steel tariffs could negatively affect the profit margins of Manitowoc and many other industrial companies that purchase large amounts of steel. Although we acknowledge this headwind, Manitowoc’s new management team has significantly improved the company’s profitability and balance sheet amid a challenging market environment for cranes. Manitowoc reported quarterly results in February 2018 that included a second consecutive quarter of year-over-year growth. Manitowoc’s balance sheet also improved as net-debt declined on a year-over-year basis.

Esterline Technologies, an aerospace and defense component supplier, reported fiscal fourth quarter results in November 2017 that were lower than expected. The company’s advanced materials segment, historically one of Esterline’s most profitable, was a source of weakness due to challenges with an elastomer product. During the first quarter of 2018, management completed a strategic review of the problem business and elected to sell it. Following the sale, comments by management suggested its advanced materials segment could return to its historical earnings margins. Additionally, during the first quarter, Esterline announced a replacement for its retiring chief financial officer (CFO). We believe the new CFO should provide a fresh prospective on Esterline’s businesses that may help drive better financial consistency.

Shares of Mueller Water Products, a leading producer of fire hydrants and water valves, declined during the first four months of 2018. Investors were concerned about higher raw material prices negatively affecting profit margins in Mueller’s core infrastructure division, and continued losses in its technologies division. Mueller’s fourth-quarter results for its infrastructure division were positive and revenue increased, while management was upbeat regarding municipal water spending. Unfortunately, revenue for the technologies division declined and continued to operate with losses, a headwind to

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FRANKLIN SMALL CAP VALUE FUND

Top 10 Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets
Chemical Financial Corp. Banks	2.9%
First Horizon National Corp. Banks	2.8%
Old Republic International Corp. Insurance	2.7%
AAR Corp. Aerospace & Defense	2.6%
Columbia Banking System Inc. Banks	2.6%
Hunting PLC (UK) Energy	2.5%
Energen Corp. Energy	2.5%
The Hanover Insurance Group Inc. Insurance	2.4%
Brinker International Inc. Consumer Services	2.4%
McGrath RentCorp Commercial & Professional Services	2.4%

positive growth. We believe an improvement of the technologies division, coupled with rebounding municipal water spending, has the potential to boost earnings and narrow the valuation discount.

During the reporting period, we added some new positions with the largest purchases including Carpenter Technology, a producer of stainless steels and special corrosion-resistant alloys; Synaptics, a developer of human interface hardware and software; Black Hills, an electric and gas utility company; Finisar a supplier of optical communication products; and Retail Properties of America, a real estate investment trust that owns and manages high-quality shopping centers. The Fund also added to several holdings including Astec Industries, a manufacturer of equipment for the infrastructure, mining and energy industries; Old Republic International, a property insurance and title and deed company; and the aforementioned Esterline Technologies.

In contrast, the Fund exited positions including Rowan Companies, Gerresheimer, Aspen Insurance Holdings, Unit Corporation and NetScout Systems. We also reduced holdings in several positions including Spirit Airlines, Kennametal and Universal Forest Products.

Thank you for your participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Steven B. Raineri
Lead Portfolio Manager
Christopher Meeker, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Steven Raineri is a vice president/portfolio manager at Franklin Advisory Services, LLC. Mr. Raineri has more than 20 years of experience in the investment industry. Prior to joining Franklin Templeton Investments in 2005, Mr. Raineri worked for WoodAllen Capital Management, Dresdner Kleinwort Wasserstein and Gabelli & Company. He also served as a business valuation consultant for Arthur Andersen and J&W Seligman Valuations. Mr. Raineri holds a B.B.A. in finance from the City University of New York’s Bernard Baruch College and an M.B.A. in finance from Fordham University.

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FRANKLIN SMALL CAP VALUE FUND

Christopher Meeker is a portfolio manager and research analyst for the Franklin Small Cap Value Fund. He joined Franklin Templeton in September 2012 as a research analyst with Franklin Equity Group’s US Value team. Prior to joining Franklin Templeton, Mr. Meeker worked as a senior research analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrials, consumer and technology sectors. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC, a boutique asset manager that employed a long-term and “private market value” based investment process. Prior to his buy-side work, Mr. Meeker spent six years as an investment banker with Houlihan Lokey Howard & Zukin, Inc. and AMT Capital Advisors, LLC specializing in mergers and acquisitions transactions and corporate valuation mandates. Mr. Meeker holds a B.A. in finance from Hobart College and is a Chartered Financial Analyst (CFA) charterholder.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of April 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]		Average Annual Total Return[3]

A
6-Month	+1.16%		-4.65%
1-Year	+7.44%		+1.26%
5-Year	+61.22%		+8.73%
10-Year	+123.03%		+7.71%

Advisor
6-Month	+1.33%	[4]	+1.33%	[4]
1-Year	+7.76%		+7.76%
5-Year	+63.50%		+10.33%
10-Year	+129.60%		+8.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

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FRANKLIN SMALL CAP VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4205	$0.6718	$3.8289	$4.9212
C	$0.0602	$0.6718	$3.8289	$4.5609
R	$0.2118	$0.6718	$3.8289	$4.7125
R6	$0.6468	$0.6718	$3.8289	$5.1475
Advisor	$0.4708	$0.6718	$3.8289	$4.9715

Total Annual Operating Expenses[5]

Share Class	With Waiver	Without Waiver

A	1.05%	1.07%
Advisor	0.80%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 4/30/18 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,011.60	$5.14	$1,019.69	$5.16	1.03%
C	$1,000	$1,007.90	$8.86	$1,015.97	$8.90	1.78%
R	$1,000	$1,010.30	$6.38	$1,018.45	$6.41	1.28%
R6	$1,000	$1,013.70	$3.05	$1,021.77	$3.06	0.61%
Advisor	$1,000	$1,013.30	$3.89	$1,020.93	$3.91	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Balance Sheet Investment Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017		2016	2015	2014		2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.08	$35.40		$40.06	$51.55	$53.98		$43.01

Income from investment operations[a]:

Net investment income[b]	0.20	0.38	[c]	0.22	0.19	0.46	[d]	0.64 [e]

Net realized and unrealized gains (losses)	0.35	7.79		1.17	(3.92)	3.06		13.15

Total from investment operations	0.55	8.17		1.39	(3.73)	3.52		13.79

Less distributions from:

Net investment income	(0.46)	(0.18)		(0.28)	(0.17)	(0.65)		(0.66)

Net realized gains	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)		(2.16)

Total distributions	(3.17)	(2.49)		(6.05)	(7.76)	(5.95)		(2.82)

Net asset value, end of period	$38.46	$41.08		$35.40	$40.06	$51.55		$53.98

Total return[f]	1.24%	23.63%		4.44%	(7.73)%	6.97%		33.97%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.92%	0.92%		0.94%	0.95%	0.90%		0.91%

Expenses net of waiver and payments by affiliates	0.87% [h]	0.87%	[h]	0.91% [h]	0.94%	0.89%	[h]	0.91%

Net investment income	1.00%	0.97%	[c]	0.62%	0.45%	0.89%	[d]	1.34% [e]

Supplemental data

Net assets, end of period (000’s)	$798,374	$841,367		$795,663	$915,285	$1,221,903		$1,256,543

Portfolio turnover rate	12.73%	24.68%		30.25%	26.31%	25.08%		11.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.61%.

eNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.02%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)

	Six Months Ended
	April 30, 2018				Year Ended October 31,
	(unaudited)		2017		2016	2015	2014		2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$39.27		$34.01		$38.70	$50.22	$52.77		$42.10

Income from investment operations[a]:

Net investment income (loss)[b]	0.05		0.08	[c]	(0.04)	(0.12)	0.07	[d]	0.25 [e]

Net realized and unrealized gains (losses)	0.34		7.49		1.12	(3.81)	2.99		12.93

Total from investment operations	0.39		7.57		1.08	(3.93)	3.06		13.18

Less distributions from:

Net investment income	(0.17)		—		—	—	(0.31)		(0.35)

Net realized gains	(2.71)		(2.31)		(5.77)	(7.59)	(5.30)		(2.16)

Total distributions	(2.88)		(2.31)		(5.77)	(7.59)	(5.61)		(2.51)

Net asset value, end of period	$36.78		$39.27		$34.01	$38.70	$50.22		$52.77

Total return[f]	0.87%		22.73%		3.65%	(8.41)%	6.17%		33.01%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.67%		1.67%		1.69%	1.70%	1.65%		1.66%

Expenses net of waiver and payments by affiliates	1.62%	[h]	1.62%	[h]	1.66% [h]	1.69%	1.64%	[h]	1.66%

Net investment income (loss)	0.25%		0.22%	[c]	(0.13)%	(0.30)%	0.14%	[d]	0.59% [e]

Supplemental data

Net assets, end of period (000’s)	$61,698		$65,586		$61,567	$73,185	$96,279		$96,462

Portfolio turnover rate	12.73%		24.68%		30.25%	26.31%	25.08%		11.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.02)%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.14)%.

eNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)

	Six Months Ended
	April 30, 2018			Year Ended October 31,
	(unaudited)	2017		2016	2015	2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$41.10	$35.42		$40.06	$51.48	$53.90		$42.95

Income from investment operations[a]:

Net investment income[b]	0.15	0.29	[c]	0.13	0.09	0.36	[d]	0.49 [e]

Net realized and unrealized gains (losses)	0.36	7.80		1.17	(3.91)	3.01		13.18

Total from investment operations	0.51	8.09		1.30	(3.82)	3.37		13.67

Less distributions from:

Net investment income	(0.33)	(0.10)		(0.17)	(0.01)	(0.49)		(0.56)

Net realized gains	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)		(2.16)

Total distributions	(3.04)	(2.41)		(5.94)	(7.60)	(5.79)		(2.72)

Net asset value, end of period	$38.57	$41.10		$35.42	$40.06	$51.48		$53.90

Total return[f]	1.13%	23.33%		4.17%	(7.94)%	6.67%		33.67%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.16%	1.17%		1.19%	1.20%	1.15%		1.16%

Expenses net of waiver and payments by affiliates	1.11% [h]	1.12%	[h]	1.16% [h]	1.19%	1.14%	[h]	1.16%

Net investment income	0.76%	0.72%	[c]	0.37%	0.20%	0.64%	[d]	1.09% [e]

Supplemental data

Net assets, end of period (000’s)	$7,908	$7,884		$8,486	$9,831	$14,261		$17,992

Portfolio turnover rate	12.73%	24.68%		30.25%	26.31%	25.08%		11.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

eNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)

	Six Months Ended
	April 30, 2018			Year Ended October 31,
	(unaudited)	2017		2016	2015	2014		2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$42.38	$36.40		$41.10	$52.70	$55.06		$47.79

Income from investment operations[b]:

Net investment income[c]	0.28	0.75	[d]	0.35	0.37	0.47	[e]	0.32	[f]

Net realized and unrealized gains (losses)	0.36	7.83		1.20	(3.99)	3.32		6.95

Total from investment operations	0.64	8.58		1.55	(3.62)	3.79		7.27

Less distributions from:

Net investment income	(0.63)	(0.29)		(0.48)	(0.39)	(0.85)		—

Net realized gains	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)		—

Total distributions	(3.34)	(2.60)		(6.25)	(7.98)	(6.15)		—

Net asset value, end of period	$39.68	$42.38		$36.40	$41.10	$52.70		$55.06

Total return[g]	1.44%	24.10%		4.86%	(7.33)%	7.37%		15.21%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	0.57%	0.57%		0.53%	0.51%	0.50%		2.10%

Expenses net of waiver and payments by affiliates	0.50% [i]	0.47%	[i]	0.50% [i]	0.50%	0.49%	[i]	0.51%

Net investment income	1.37%	1.37%	[d]	1.03%	0.89%	1.29%	[e]	1.25%	[f]

Supplemental data

Net assets, end of period (000’s)	$38,589	$34,673		$157	$7,412	$7,863		$6

Portfolio turnover rate	12.73%	24.68%		30.25%	26.31%	25.08%		11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.01%.

fNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.00%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)

	Six Months Ended
	April 30, 2018			Year Ended October 31,
	(unaudited)	2017		2016	2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$42.39	$36.45		$41.08	$52.68	$55.04		$43.79

Income from investment operations[a]:

Net investment income[b]	0.25	0.49	[c]	0.31	0.30	0.60	[d]	0.79 [e]

Net realized and unrealized gains (losses)	0.37	8.04		1.20	(4.00)	3.12		13.40

Total from investment operations	0.62	8.53		1.51	(3.70)	3.72		14.19

Less distributions from:

Net investment income	(0.53)	(0.28)		(0.37)	(0.31)	(0.78)		(0.78)

Net realized gains	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)		(2.16)

Total distributions	(3.24)	(2.59)		(6.14)	(7.90)	(6.08)		(2.94)

Net asset value, end of period	$39.77	$42.39		$36.45	$41.08	$52.68		$55.04

Total return[f]	1.37%	23.98%		4.69%	(7.51)%	7.23%		34.39%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.67%	0.67%		0.69%	0.70%	0.65%		0.66%

Expenses net of waiver and payments by affiliates	0.62% [h]	0.62%	[h]	0.66% [h]	0.69%	0.64%	[h]	0.66%

Net investment income	1.25%	1.22%	[c]	0.87%	0.70%	1.14%	[d]	1.59% [e]

Supplemental data

Net assets, end of period (000’s)	$58,434	$57,402		$75,573	$69,330	$115,254		$107,925

Portfolio turnover rate	12.73%	24.68%		30.25%	26.31%	25.08%		11.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

eNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Balance Sheet Investment Fund

	Shares/ Units	Value

Common Stocks and Other Equity Interests 82.9%
Automobiles & Components 2.9%
Cooper Tire & Rubber Co.	225,200	$5,506,140
General Motors Co.	620,200	22,786,148

		28,292,288

Banks 15.3%
Bank of America Corp.	1,186,600	35,503,072
CIT Group Inc.	235,600	12,475,020
Citigroup Inc.	282,500	19,286,275
Citizens Financial Group Inc.	371,300	15,405,237
Farmers & Merchants Bank of Long Beach	1,475	11,682,000
JPMorgan Chase & Co.	360,200	39,182,556
PNC Financial Services Group Inc.	93,600	13,629,096

		147,163,256

Capital Goods 5.3%
Astec Industries Inc.	87,800	4,878,168
Johnson Controls International PLC	236,600	8,013,642
Mueller Industries Inc.	19,787	537,811
Regal Beloit Corp.	169,200	12,047,040
Terex Corp.	329,800	12,044,296
[a] WESCO International Inc.	230,300	13,714,365

		51,235,322

Commercial & Professional Services 2.7%
[a] FTI Consulting Inc.	152,900	8,929,360
Heidrick & Struggles International Inc.	255,900	9,634,635
Tetra Tech Inc.	155,000	7,502,000

		26,065,995

Consumer Durables & Apparel 2.4%
Toll Brothers Inc.	552,000	23,272,320

Consumer Services 1.7%
Vail Resorts Inc.	69,500	15,937,045

Diversified Financials 3.9%
The Bank of New York Mellon Corp.	199,400	10,869,294
Capital One Financial Corp.	116,000	10,511,920
Morgan Stanley	307,600	15,878,312

		37,259,526

Energy 15.6%
Arch Coal Inc.	127,000	10,265,410
Chevron Corp.	178,600	22,344,646
[a] Dril-Quip Inc.	165,700	6,868,265
Husky Energy Inc. (Canada)	557,100	7,796,709
Kinder Morgan Inc.	902,700	14,280,714
[a] McDermott International Inc.	2,086,400	13,770,240
Occidental Petroleum Corp.	247,600	19,129,576
Plains All American Pipeline LP	115,800	2,722,458
[a] Rowan Cos. PLC	695,720	10,046,197
Royal Dutch Shell PLC, A, ADR (United Kingdom)	520,100	36,354,990
Tenaris SA (Italy)	117,200	2,204,089
Valero Energy Corp.	40,900	4,537,037

		150,320,331

28	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)

	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Food, Beverage & Tobacco 3.2%
Archer-Daniels-Midland Co.	297,300	$13,491,474
Bunge Ltd.	201,500	14,554,345
GrainCorp Ltd. (Australia)	459,436	3,074,930

		31,120,749

Life & Health Insurance 2.8%
National Western Life Group Inc., A	34,296	10,885,893
Prudential Financial Inc.	155,400	16,522,128

		27,408,021

Materials 4.0%
Aperam SA (Luxembourg)	213,700	10,420,205
Domtar Corp.	178,200	7,822,980
The Mosaic Co.	332,700	8,966,265
Reliance Steel & Aluminum Co.	129,700	11,403,224

		38,612,674

Media 3.2%
[a] Discovery Inc., C	126,400	2,808,608
News Corp., B	1,085,700	17,642,625
Scholastic Corp.	242,578	10,042,729

		30,493,962

Multi-line Insurance 2.7%
American International Group Inc.	256,700	14,375,200
The Hartford Financial Services Group Inc.	224,300	12,076,312

		26,451,512

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Allergan PLC	93,800	14,412,370
[a] Bio-Rad Laboratories Inc., A	68,428	17,360,868

		31,773,238

Property & Casualty Insurance 1.8%
Chubb Ltd.	86,132	11,685,528
The Travelers Cos. Inc.	41,800	5,500,880

		17,186,408

Real Estate 1.1%
Tier REIT Inc.	395,700	7,522,257
[a] Trinity Place Holdings Inc.	499,834	3,273,913

		10,796,170

Retailing 1.7%
DSW Inc., A	746,863	16,655,045

Semiconductors & Semiconductor Equipment 1.7%
[a] Kulicke and Soffa Industries Inc. (Singapore)	314,100	7,189,749
MKS Instruments Inc.	50,489	5,170,073
[a] Photronics Inc.	466,606	3,569,536

		15,929,358

Technology Hardware & Equipment 4.1%
Corning Inc.	1,279,000	34,558,580
[a] Fabrinet (Thailand)	187,713	5,295,384

		39,853,964

franklintempleton.com	Semiannual Report	29

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)

	Shares/ Units	Value

Common Stocks and Other Equity Interests (continued)
Telecommunication Services 2.4%
[a] Iridium Communications Inc.	771,883	$9,185,408
Vodafone Group PLC (United Kingdom)	4,826,600	14,061,376
		23,246,784
Utilities 1.1%

Eversource Energy	89,200	5,374,300
IDACORP Inc.	61,500	5,719,500
		11,093,800
Total Common Stocks and Other Equity Interests (Cost $586,039,679)		800,167,768

Convertible Preferred Stocks (Cost $4,379,375) 0.8%
Telecommunication Services 0.8%
Iridium Communications Inc., 6.75%, cvt., pfd., B	20,000	8,187,000
	Principal Amount
Corporate Bonds 0.6%
Capital Goods 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$1,490,000	1,486,275
Energy 0.4%
[b] McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	4,000,000	4,045,000
Total Corporate Bonds (Cost $5,280,823)		5,531,275
Total Investments before Short Term Investments (Cost $595,699,877)		813,886,043

	Shares

Short Term Investments (Cost $145,257,615) 15.1%

Money Market Funds 15.1%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	145,257,615	145,257,615
Total Investments (Cost $740,957,492) 99.4%		959,143,658
Other Assets, less Liabilities 0.6%		5,858,570
Net Assets 100.0%		$965,002,228

See Abbreviations on page 65.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin MicroCap Value Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016		2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$36.43	$31.33	$32.90		$39.88	$40.99	$32.60

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	0.01	0.11	[c]	— [d]	(0.07)[e]	0.10 [f]

Net realized and unrealized gains (losses)	(0.97)	8.20	2.22		(3.33)	1.44	10.25

Total from investment operations	(1.00)	8.21	2.33		(3.33)	1.37	10.35

Less distributions from:

Net investment income	(—)[d]	(0.11)	—		—	(0.04)	(0.52)

Net realized gains	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)	(1.44)

Total distributions	(2.63)	(3.11)	(3.90)		(3.65)	(2.48)	(1.96)

Net asset value, end of period	$32.80	$36.43	$31.33		$32.90	$39.88	$40.99

Total return[g]	(2.99)%	26.98%	8.25%		(8.58)%	3.39%	33.64%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	1.16%	1.16%	1.19%		1.20%	1.16%	1.15%

Expenses net of waiver and payments by affiliates	1.15% [i]	1.15% [i]	1.18%	[i]	1.19%	1.14% [i]	1.15%

Net investment income (loss)	(0.20)%	0.03%	0.36%	[c]	0.02%	(0.17)%[e]	0.36% [f]

Supplemental data

Net assets, end of period (000’s)	$212,634	$238,337	$232,964		$258,143	$346,820	$370,763

Portfolio turnover rate	1.97%	8.82%	11.72%		8.64%	11.63%	11.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

dAmount rounds to less than $0.01 per share.

eNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.

fNet investment income per share includes approximately $0.17 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.10)%.

gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016		2015	2014		2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$36.85	$31.66	$33.09		$39.94	$41.03		$34.43

Income from investment operations[b]:

Net investment income[c]	0.02	0.12	0.22	[d]	0.14	0.03	[e]	0.04

Net realized and unrealized gains (losses)	(0.98)	8.30	2.25		(3.34)	1.50		6.56

Total from investment operations	(0.96)	8.42	2.47		(3.20)	1.53		6.60

Less distributions from:

Net investment income	(0.13)	(0.23)	—		—	(0.18)		—

Net realized gains	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)		—

Total distributions	(2.76)	(3.23)	(3.90)		(3.65)	(2.62)		—

Net asset value, end of period	$33.13	$36.85	$31.66		$33.09	$39.94		$41.03

Total return[f]	(2.84)%	27.46%	8.67%		(8.21)%	3.79%		19.17%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.85%	0.80%	0.81%		0.81%	0.79%		0.79%

Expenses net of waiver and payments by affiliates	0.82% [h]	0.79% [h]	0.80%	[h]	0.80%	0.77%	[h]	0.79%

Net investment income	0.13%	0.39%	0.74%	[d]	0.41%	0.20%	[e]	0.19%

Supplemental data

Net assets, end of period (000’s)	$24,451	$27,107	$18,288		$18,031	$25,020		$59,597

Portfolio turnover rate	1.97%	8.82%	11.72%		8.64%	11.63%		11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

eNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.06%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016		2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$36.67	$31.52	$33.00		$39.90	$40.99		$32.61

Income from investment operations[a]:

Net investment income[b]	0.01	0.09	0.18	[c]	0.09	0.04	[d]	0.31 [e]

Net realized and unrealized gains (losses)	(0.98)	8.25	2.24		(3.34)	1.43		10.11

Total from investment operations	(0.97)	8.34	2.42		(3.25)	1.47		10.42

Less distributions from:

Net investment income	(0.09)	(0.19)	—		—	(0.12)		(0.60)

Net realized gains	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)		(1.44)

Total distributions	(2.72)	(3.19)	(3.90)		(3.65)	(2.56)		(2.04)

Net asset value, end of period	$32.98	$36.67	$31.52		$33.00	$39.90		$40.99

Total return[f]	(2.89)%	27.29%	8.53%		(8.36)%	3.64%		33.93%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.92%	0.92%	0.95%		0.96%	0.92%		0.91%

Expenses net of waiver and payments by affiliates	0.91% [h]	0.91% [h]	0.94%	[h]	0.95%	0.90%	[h]	0.91%

Net investment income	0.04%	0.27%	0.60%	[c]	0.26%	0.07%	[d]	0.60% [e]

Supplemental data

Net assets, end of period (000’s)	$68,907	$76,228	$63,410		$67,538	$89,880		$116,292

Portfolio turnover rate	1.97%	8.82%	11.72%		8.64%	11.63%		11.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.37%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.

eNet investment income per share includes approximately $0.17 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.14%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin MicroCap Value Fund

	Shares	Value
Common Stocks 97.5%
Aerospace & Defense 2.7%
[a] Ducommun Inc.	207,100	$6,024,539
[a] Sparton Corp.	121,882	2,251,161

		8,275,700
Banks 16.6%
Bar Harbor Bankshares	277,000	8,093,940
County Bancorp Inc.	50,000	1,408,000
First Defiance Financial Corp.	100,800	6,013,728
First Internet Bancorp	206,800	7,072,560
Investar Holding Corp.	220,000	5,599,000
Northeast Bancorp	317,565	6,192,517
Old Line Bancshares Inc.	54,000	1,838,700
Peoples Financial Services Corp.	87,543	4,105,767
Southern Missouri Bancorp Inc.	114,000	3,978,600
WSFS Financial Corp.	129,700	6,497,970

		50,800,782
Building Products 3.5%
Burnham Holdings Inc., A	200,000	2,874,000
[a,b] Continental Materials Corp.	108,712	2,060,951
[a] Gibraltar Industries Inc.	160,000	5,624,000

		10,558,951
Commercial & Professional Services 2.3%
Healthcare Services Group Inc.	179,800	6,945,674

Construction & Engineering 6.5%
[a] Ameresco Inc., A	649,900	7,701,315
[a] Northwest Pipe Co.	287,600	5,674,348
[a] Orion Group Holdings Inc.	445,000	2,696,700
[a] Sterling Construction Co.	337,382	3,755,062

		19,827,425
Consumer Durables & Apparel 4.6%
[a,b] Delta Apparel Inc.	409,225	7,402,880
Flexsteel Industries Inc.	42,000	1,539,720
Rocky Brands Inc.	218,720	5,216,472

		14,159,072
Consumer Services 2.0%
[a,b] Full House Resorts Inc.	1,857,420	5,999,467

Diversified Financials 0.7%
Arbor Realty Trust Inc.	220,000	1,927,200
[a,b] Origen Financial Inc.	1,900,000	163,400

		2,090,600
Electrical Equipment 3.0%
[a,b] Global Power Equipment Group Inc.	1,200,000	2,940,000
LSI Industries Inc.	274,800	1,684,524
Powell Industries Inc.	27,100	814,355
[a] Ultralife Corp.	426,600	3,604,770

		9,043,649

34	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Energy 9.0%
Adams Resources & Energy Inc.	24,626	$1,127,871
Aegean Marine Petroleum Network Inc. (Greece)	930,000	2,604,000
[a] Ardmore Shipping Corp. (Ireland)	489,000	3,912,000
[a] Cloud Peak Energy Inc.	580,000	1,850,200
Gulf Island Fabrication Inc.	227,000	2,270,000
[a] Natural Gas Services Group Inc.	182,000	4,386,200
[a] Pacific Ethanol Inc.	686,200	2,401,700
[a] PHI Inc.	17,600	241,982
[a] PHI Inc., non-voting	391,000	4,899,230
[a] Renewable Energy Group Inc.	289,900	3,739,710

		27,432,893
Food & Staples Retailing 2.0%
Village Super Market Inc., A	227,000	6,174,400

Food, Beverage & Tobacco 3.6%
John B. Sanfilippo & Son Inc.	25,000	1,422,250
[a] Seneca Foods Corp., A	221,500	6,102,325
[a] Seneca Foods Corp., B	121,500	3,575,137

		11,099,712
Health Care Equipment & Services 2.0%
Invacare Corp.	340,000	6,188,000

Insurance 2.0%
[a] ACMAT Corp., A	176,650	3,674,320
Baldwin & Lyons Inc., B	108,377	2,525,184

		6,199,504
Machinery 12.9%
Alamo Group Inc.	68,300	7,476,801
Freightcar America Inc.	75,100	1,046,894
Hardinge Inc.	287,200	5,267,248
Hurco Cos. Inc.	189,596	8,380,143
Miller Industries Inc.	319,800	7,915,050
Spartan Motors Inc.	522,400	9,324,840

		39,410,976
Materials 8.1%
Friedman Industries Inc.	130,000	799,500
Mercer International Inc. (Canada)	200,000	2,680,000
The Monarch Cement Co.	94,345	6,792,840
Olympic Steel Inc.	163,200	3,827,040
Schnitzer Steel Industries Inc., A	63,200	1,861,240
[a] Universal Stainless & Alloy Products Inc.	298,900	8,769,726

		24,730,346
Real Estate 1.5%
Griffin Industrial Realty Inc.	122,000	4,526,200

Retailing 3.9%
Caleres Inc.	161,000	5,269,530
Haverty Furniture Cos. Inc.	155,000	2,813,250
Shoe Carnival Inc.	162,400	3,957,688

		12,040,468

franklintempleton.com	Semiannual Report	35

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.1%
[a] Photronics Inc.	452,000	$3,457,800

Technology Hardware & Equipment 2.6%
[a] Key Tronic Corp.	480,000	3,374,400
[a] Kimball Electronics Inc.	79,000	1,252,150
Richardson Electronics Ltd.	375,000	3,476,250

		8,102,800

Telecommunication Services 4.1%
[a] Alaska Communications Systems Group Inc.	1,155,600	1,698,732
ATN International Inc.	66,000	3,498,000
[a] Hawaiian Telcom Holdco Inc.	170,300	4,638,972
North State Telecommunications Corp., B	9,042	522,628
[a] ORBCOMM Inc.	250,000	2,255,000

		12,613,332

Trading Companies & Distributors 2.2%
Central Steel and Wire Co.	2,850	1,309,575
[a] Houston Wire & Cable Co.	313,600	2,257,920
[a] Titan Machinery Inc.	166,000	3,207,120

		6,774,615

Transportation 0.6%
[a] Celadon Group Inc.	395,300	1,110,793
[a] Global Ship Lease Inc., A (United Kingdom)	700,000	847,000

		1,957,793
Total Common Stocks (Cost $179,293,407)		298,410,159

Short Term Investments (Cost $7,939,021) 2.6%

Money Market Funds 2.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	7,939,021	7,939,021

Total Investments (Cost $187,232,428) 100.1%		306,349,180
Other Assets, less Liabilities (0.1)%		(357,730)

Net Assets 100.0%		$305,991,450

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Small Cap Value Fund

	Six Months Ended April 30, 2018		Year Ended October 31,
	(unaudited)		2017		2016	2015	2014		2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$59.07		$51.45		$51.72	$58.96	$59.76		$45.12

Income from investment operations[a]:

Net investment income[b]	0.21	[c]	0.31	[d]	0.20	0.30 [e]	0.16	[f]	0.30 [g]

Net realized and unrealized gains (losses)	0.51		10.04		4.74	(2.33)	2.03		16.30

Total from investment operations	0.72		10.35		4.94	(2.03)	2.19		16.60

Less distributions from:

Net investment income	(0.42)		(0.12)		(0.29)	(0.12)	(0.25)		(0.49)

Net realized gains	(4.50)		(2.61)		(4.92)	(5.09)	(2.74)		(1.47)

Total distributions	(4.92)		(2.73)		(5.21)	(5.21)	(2.99)		(1.96)

Net asset value, end of period	$54.87		$59.07		$51.45	$51.72	$58.96		$59.76

Total return[h]	1.16%		20.53%		11.15%	(3.31)%	3.76%		38.15%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	1.04%		1.05%		1.11%	1.16%	1.13%		1.19%

Expenses net of waiver and payments by affiliates	1.03%	[j]	1.03%	[j]	1.09% [j]	1.15%	1.13%	[j,k]	1.19%

Net investment income	0.74%	[c]	0.58%	[d]	0.40%	0.56% [e]	0.27%	[f]	0.57% [g]

Supplemental data

Net assets, end of period (000’s)	$1,406,461		$1,364,629		$1,125,268	$1,062,353	$1,294,724		$1,224,592

Portfolio turnover rate	26.46%		33.38%		41.89%	25.88%	21.30%		13.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.41%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

eNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

fNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

gNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$52.75	$46.42	$47.22	$54.53	$55.62	$42.12

Income from investment operations[a]:

Net investment income (loss)[b]	(—)[c,d]	(0.09)[e]	(0.14)	(0.07)[f]	(0.24)[g]	(0.05)[h]

Net realized and unrealized gains (losses)	0.46	9.03	4.26	(2.15)	1.89	15.21

Total from investment operations	0.46	8.94	4.12	(2.22)	1.65	15.16

Less distributions from:

Net investment income	(0.06)	—	—	—	—	(0.19)

Net realized gains	(4.50)	(2.61)	(4.92)	(5.09)	(2.74)	(1.47)

Total distributions	(4.56)	(2.61)	(4.92)	(5.09)	(2.74)	(1.66)

Net asset value, end of period	$48.65	$52.75	$46.42	$47.22	$54.53	$55.62

Total return[i]	0.79%	19.62%	10.35%	(4.01)%	3.03%	37.23%

Ratios to average net assets[j]

Expenses before waiver and payments by affiliates	1.79%	1.80%	1.86%	1.87%	1.83%	1.89%

Expenses net of waiver and payments by affiliates	1.78% [k]	1.78% [k]	1.84% [k]	1.86%	1.83%[k,l]	1.89%

Net investment income (loss)	(0.01)% [d]	(0.17)% [e]	(0.35)%	(0.15)% [f]	(0.43)% [g]	(0.13)% [h]

Supplemental data

Net assets, end of period (000’s)	$236,715	$225,228	$219,150	$229,119	$266,845	$247,742

Portfolio turnover rate	26.46%	33.38%	41.89%	25.88%	21.30%	13.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.34)%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.46)%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

hNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.32)%.

iTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. jRatios are annualized for periods less than one year.

kBenefit of expense reduction rounds to less than 0.01%.

lBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2018		Year Ended October 31,
	(unaudited)		2017		2016	2015	2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$58.37		$50.87		$51.18	$58.40	$59.21		$44.71

Income from investment operations[a]:

Net investment income[b]	0.14	[c]	0.18	[d]	0.08	0.19 [e]	0.04	[f]	0.21 [g]

Net realized and unrealized gains (losses)	0.50		9.93		4.69	(2.32)	2.02		16.15

Total from investment operations	0.64		10.11		4.77	(2.13)	2.06		16.36

Less distributions from:

Net investment income	(0.21)		—		(0.16)	(—)[h]	(0.13)		(0.39)

Net realized gains	(4.50)		(2.61)		(4.92)	(5.09)	(2.74)		(1.47)

Total distributions	(4.71)		(2.61)		(5.08)	(5.09)	(2.87)		(1.86)

Net asset value, end of period	$54.30		$58.37		$50.87	$51.18	$58.40		$59.21

Total return[i]	1.03%		20.23%		10.90%	(3.53)%	3.55%		37.91%

Ratios to average net assets[j]

Expenses before waiver and payments by affiliates	1.29%		1.30%		1.36%	1.37%	1.33%		1.39%

Expenses net of waiver and payments by affiliates	1.28%	[k]	1.28%	[k]	1.34% [k]	1.36%	1.33%	[k,l]	1.39%

Net investment income	0.49%	[c]	0.33%	[d]	0.15%	0.35% [e]	0.07%	[f]	0.37% [g]

Supplemental data

Net assets, end of period (000’s)	$184,654		$209,627		$212,194	$221,939	$280,908		$272,697

Portfolio turnover rate	26.46%		33.38%		41.89%	25.88%	21.30%		13.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

eNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

fNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.01%.

gNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.18%.

hAmount rounds to less than $0.01 per share.

iTotal return is not annualized for periods less than one year.

jRatios are annualized for periods less than one year.

kBenefit of expense reduction rounds to less than 0.01%.

lBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2018		Year Ended October 31,
	(unaudited)		2017		2016	2015	2014		2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$61.71		$53.60		$53.75	$61.09	$61.78		$50.83

Income from investment operations[b]:

Net investment income[c]	0.33	[d]	0.58	[e]	0.43	0.62 [f]	0.42	[g]	0.19

Net realized and unrealized gains (losses)	0.55		10.49		4.93	(2.43)	2.16		10.76

Total from investment operations	0.88		11.07		5.36	(1.81)	2.58		10.95

Less distributions from:

Net investment income	(0.65)		(0.35)		(0.59)	(0.44)	(0.53)		—

Net realized gains	(4.50)		(2.61)		(4.92)	(5.09)	(2.74)		—

Total distributions	(5.15)		(2.96)		(5.51)	(5.53)	(3.27)		—

Net asset value, end of period	$57.44		$61.71		$53.60	$53.75	$61.09		$61.78

Total return[h]	1.37%		21.07%		11.69%	(2.80)%	4.31%		21.54%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	0.65%		0.60%		0.64%	0.62%	0.60%		2.09%

Expenses net of waiver and payments by affiliates	0.61%	[j]	0.58%	[j]	0.62% [j]	0.61%	0.60%	[j,k]	0.64%

Net investment income	1.16%	[d]	1.03%	[e]	0.87%	1.10% [f]	0.80%	[g]	0.68%

Supplemental data

Net assets, end of period (000’s)	$254,326		$221,246		$100,101	$59,339	$34,278		$17

Portfolio turnover rate	26.46%		33.38%		41.89%	25.88%	21.30%		13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.83%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2018		Year Ended October 31,
	(unaudited)		2017		2016	2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$61.66		$53.58		$53.67	$61.01	$61.72		$46.54

Income from investment operations[a]:

Net investment income[b]	0.29	[c]	0.48	[d]	0.32	0.47 [e]	0.34	[f]	0.46 [g]

Net realized and unrealized gains (losses)	0.54		10.48		4.94	(2.41)	2.10		16.82

Total from investment operations	0.83		10.96		5.26	(1.94)	2.44		17.28

Less distributions from:

Net investment income	(0.47)		(0.27)		(0.43)	(0.31)	(0.41)		(0.63)

Net realized gains	(4.50)		(2.61)		(4.92)	(5.09)	(2.74)		(1.47)

Total distributions	(4.97)		(2.88)		(5.35)	(5.40)	(3.15)		(2.10)

Net asset value, end of period	$57.52		$61.66		$53.58	$53.67	$61.01		$61.72

Total return[h]	1.30%		20.84%		11.43%	(3.03)%	4.07%		38.56%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	0.79%		0.80%		0.86%	0.87%	0.83%		0.89%

Expenses net of waiver and payments by affiliates	0.78%	[j]	0.78%	[j]	0.84% [j]	0.86%	0.83%	[j,k]	0.89%

Net investment income	0.99%	[c]	0.83%	[d]	0.65%	0.85% [e]	0.57%	[f]	0.87% [g]

Supplemental data

Net assets, end of period (000’s)	$556,808		$583,364		$893,324	$635,499	$816,430		$653,660

Portfolio turnover rate	26.46%		33.38%		41.89%	25.88%	21.30%		13.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.54%.

eNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

fNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

gNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Small Cap Value Fund

	Shares	Value

Common Stocks 93.8%
Aerospace & Defense 4.8%
AAR Corp.	1,573,148	$68,117,308
[a] Esterline Technologies Corp.	555,213	39,892,054
L3 Technologies Inc.	15,300	2,996,964
[a] Wesco Aircraft Holdings Inc.	1,476,339	14,911,024

		125,917,350

Automobiles & Components 1.1%
Aptiv PLC	12,600	1,065,708
Delphi Technologies PLC	4,200	203,322
Gentex Corp.	74,000	1,682,760
LCI Industries	131,000	12,484,300
Thor Industries Inc.	118,400	12,566,976

		28,003,066

Banks 16.5%
Access National Corp.	490,720	13,646,923
Bryn Mawr Bank Corp.	519,352	23,163,099
Chemical Financial Corp.	1,381,153	75,811,488
Columbia Banking System Inc.	1,690,290	67,966,561
First Horizon National Corp.	4,076,844	74,606,245
First of Long Island Corp.	1,176,506	31,177,409
First Republic Bank	25,700	2,386,759
German American Bancorp Inc.	223,400	7,539,750
Glacier Bancorp Inc.	787,400	29,157,422
Huntington Bancshares Inc.	180,400	2,689,764
KeyCorp	54,700	1,089,624
Lakeland Financial Corp.	980,951	46,614,792
Peoples Bancorp Inc.	540,026	19,365,332
Pinnacle Financial Partners Inc.	171,113	10,959,788
TrustCo Bank Corp. NY	1,762,000	15,065,100
Washington Trust Bancorp Inc.	235,041	13,021,272

		434,261,328

Building Products 4.3%
[a] Gibraltar Industries Inc.	1,023,757	35,985,059
Insteel Industries Inc.	684,886	20,567,127
Simpson Manufacturing Co. Inc.	931,090	50,912,001
Universal Forest Products Inc.	205,879	6,563,422

		114,027,609

Commercial & Professional Services 2.4%
McGrath RentCorp	1,066,511	62,849,493

Construction & Engineering 0.7%
EMCOR Group Inc.	84,684	6,231,896
Granite Construction Inc.	223,254	11,694,044

		17,925,940

Consumer Durables & Apparel 1.8%
BRP Inc. (Canada)	704,625	28,518,836
La-Z-Boy Inc.	101,101	2,911,709
[a] M/I Homes Inc.	424,610	12,942,113
PVH Corp.	8,200	1,309,294
Toll Brothers Inc.	28,800	1,214,208

		46,896,160

42	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value
Common Stocks (continued)
Consumer Services 2.4%
Brinker International Inc.	1,450,877	$63,243,728

Diversified Financials 0.1%
Raymond James Financial Inc.	11,400	1,023,150
[a] SLM Corp.	238,400	2,736,832

		3,759,982

Electrical Equipment 1.8%
Encore Wire Corp.	156,018	8,214,348
Regal Beloit Corp.	540,700	38,497,840

		46,712,188

Energy 7.7%
Cameco Corp. (Canada)	73,000	768,690
[a] Energen Corp.	998,700	65,354,928
[a] Hunting PLC (United Kingdom)	5,988,255	66,039,483
[a] Natural Gas Services Group Inc.	531,000	12,797,100
[a] Oil States International Inc.	1,608,125	57,812,094
[a] PHI Inc.	40,000	549,960
[a] PHI Inc., non-voting	71,200	892,136

		204,214,391

Food, Beverage & Tobacco 4.1%
Dairy Crest Group PLC (United Kingdom)	4,445,200	33,201,821
[a,b] Landec Corp.	1,423,100	18,927,230
Maple Leaf Foods Inc. (Canada)	2,184,929	52,695,046
Pinnacle Foods Inc.	59,900	3,617,960
[a] TreeHouse Foods Inc.	27,300	1,051,050

		109,493,107

Health Care Equipment & Services 1.1%
DENTSPLY SIRONA Inc.	13,600	684,624
Hill-Rom Holdings Inc.	167,100	14,342,193
STERIS PLC	146,093	13,808,710
Zimmer Biomet Holdings Inc.	13,800	1,589,346

		30,424,873

Industrial Conglomerates 0.5%
Carlisle Cos. Inc.	135,293	14,575,115

Insurance 9.1%
Aspen Insurance Holdings Ltd.	173,463	7,363,504
The Hanover Insurance Group Inc.	561,300	64,465,305
The Hartford Financial Services Group Inc.	39,700	2,137,448
Horace Mann Educators Corp.	912,790	40,801,713
Lincoln National Corp.	20,000	1,412,800
Old Republic International Corp.	3,451,000	70,400,400
Principal Financial Group Inc.	15,300	906,066
RenaissanceRe Holdings Ltd.	6,500	884,260
Validus Holdings Ltd.	683,155	46,297,414
W.R. Berkley Corp.	21,200	1,580,672
XL Group Ltd. (Bermuda)	57,484	3,195,536

		239,445,118

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FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Machinery 6.6%
Astec Industries Inc.	963,731	$53,544,894
Federal Signal Corp.	856,900	18,560,454
Kennametal Inc.	265,214	9,667,050
[a] The Manitowoc Co. Inc.	409,704	10,099,204
Miller Industries Inc.	55,400	1,371,150
Mueller Industries Inc.	714,226	19,412,663
Mueller Water Products Inc., A	4,268,044	41,784,151
Parker-Hannifin Corp.	6,400	1,053,568
Pentair PLC (United Kingdom)	13,800	928,464
Spartan Motors Inc.	5,000	89,250
Titan International Inc.	1,694,722	17,455,636

		173,966,484

Materials 7.4%
[a] Axalta Coating Systems Ltd.	45,200	1,396,680
Carpenter Technology Corp.	680,543	36,245,720
[a] Detour Gold Corp. (Canada)	1,203,000	8,699,322
[a] Ferroglobe PLC	294,275	3,325,308
Freeport-McMoRan Inc.	76,800	1,168,128
[a] Ingevity Corp.	289,105	22,211,937
Minerals Technologies Inc.	490,364	33,859,634
The Mosaic Co.	31,600	851,620
Newmont Mining Corp.	44,500	1,748,405
OceanaGold Corp. (Australia)	9,735,300	26,248,062
Reliance Steel & Aluminum Co.	505,821	44,471,783
A Schulman Inc.	341,298	14,641,684

		194,868,283

Media 0.1%
John Wiley & Sons Inc., A	14,500	956,275
TEGNA Inc.	51,200	541,184
Viacom Inc., B	43,300	1,305,928

		2,803,387

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[a] Jazz Pharmaceuticals PLC	4,900	744,996
Perrigo Co. PLC	28,800	2,250,432
[a] Waters Corp.	5,800	1,092,778

		4,088,206

Real Estate 5.2%
Alexandria Real Estate Equities Inc.	15,200	1,893,464
Brandywine Realty Trust	2,180,073	35,120,976
Healthcare Realty Trust Inc.	43,600	1,213,388
Highwoods Properties Inc.	579,700	25,518,394
Host Hotels & Resorts Inc.	35,800	700,248
Kilroy Realty Corp.	18,200	1,304,394
Life Storage Inc.	25,500	2,255,220
LTC Properties Inc.	634,130	22,923,799
Mid-America Apartment Communities Inc.	14,000	1,280,440
Retail Properties of America Inc., A	1,698,800	19,604,152
Sunstone Hotel Investors Inc.	1,475,136	23,012,122
Weingarten Realty Investors	24,600	675,762

44	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Weyerhaeuser Co.	29,500	$1,085,010

		136,587,369

Retailing 1.8%
Caleres Inc.	1,405,014	45,986,108
L Brands Inc.	23,600	823,876

		46,809,984

Semiconductors & Semiconductor Equipment 4.6%
[a] Advanced Energy Industries Inc.	190,300	11,332,365
Cohu Inc.	786,853	16,838,654
[a] First Solar Inc.	11,900	843,829
[a] Kulicke and Soffa Industries Inc. (Singapore)	1,231,524	28,189,584
MKS Instruments Inc.	54,337	5,564,109
[a] Photronics Inc.	343,744	2,629,642
[a] Synaptics Inc.	563,700	24,532,224
Versum Materials Inc.	903,127	31,772,008

		121,702,415

Software & Services 0.2%
Leidos Holdings Inc.	18,125	1,164,169
[a] PTC Inc.	35,200	2,898,720
Science Applications International Corp.	16,071	1,378,731

		5,441,620

Technology Hardware & Equipment 4.6%
[a] Finisar Corp.	1,256,200	19,571,596
[a] Keysight Technologies Inc.	39,150	2,023,272
[a] Plexus Corp.	741,303	40,653,057
[a] Zebra Technologies Corp., A	434,200	58,543,186

		120,791,111

Transportation 0.8%
[a] SAIA Inc.	105,925	6,996,346
[a] Spirit Airlines Inc.	398,529	14,235,456

		21,231,802

Utilities 3.9%
American Water Works Co. Inc.	20,800	1,800,864
Black Hills Corp.	454,114	25,739,181
CenterPoint Energy Inc.	36,600	927,078
CMS Energy Corp.	22,200	1,047,618
Connecticut Water Service Inc.	82,800	5,630,400
Edison International	16,300	1,067,976
FirstEnergy Corp.	37,200	1,279,680
IDACORP Inc.	314,699	29,267,007
PNM Resources Inc.	34,900	1,383,785
Spire Inc.	483,658	34,895,925
UGI Corp.	25,000	1,209,750

		104,249,264

Total Common Stocks (Cost $1,919,797,723)		2,474,289,373

franklintempleton.com	Semiannual Report	45

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Principal Amount	Value

Corporate Bonds 0.8%
Energy 0.6%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$17,386,000	$17,472,930

Machinery 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	4,532,000	4,520,670

Total Corporate Bonds (Cost $21,263,797)		21,993,600

Total Investments before Short Term Investments (Cost $1,941,061,520)		2,496,282,973

	Shares

Short Term Investments (Cost $128,216,259) 4.9%

Money Market Funds 4.9%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	128,216,259	128,216,259

Total Investments (Cost $2,069,277,779) 99.5%		2,624,499,232
Other Assets, less Liabilities 0.5%		14,464,937

Net Assets 100.0%		$2,638,964,169

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2018 (unaudited)

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$595,699,877	$161,132,068	$1,924,679,608
Cost - Non-controlled affiliates (Note 3f and 7)	145,257,615	26,100,360	144,598,171

Value - Unaffiliated issuers	$813,886,043	$279,843,461	$2,477,355,743
Value - Non-controlled affiliates (Note 3f and 7)	145,257,615	26,505,719	147,143,489
Receivables:
Investment securities sold	6,005,263	128,637	20,237,886
Capital shares sold	1,119,692	54,234	2,534,701
Dividends and interest	487,966	2,600	1,370,005
Other assets	849	267	2,245

Total assets	966,757,428	306,534,918	2,648,644,069

Liabilities:
Payables:
Investment securities purchased	—	82,734	2,664,638
Capital shares redeemed	863,921	124,673	4,250,023
Management fees	337,369	188,812	1,216,680
Distribution fees	219,352	43,078	567,252
Transfer agent fees	262,992	63,294	725,982
Trustees’ fees and expenses	—	107	894
Professional fees	29,552	28,247	34,075
Accrued expenses and other liabilities	42,014	12,523	220,356

Total liabilities	1,755,200	543,468	9,679,900

Net assets, at value	$965,002,228	$305,991,450	$2,638,964,169

Net assets consist of:
Paid-in capital	$676,293,828	$173,048,291	$1,936,622,025
Undistributed net investment income	2,019,723	—	5,548,254
Distributions in excess of net investment income	—	(302,954)	—
Net unrealized appreciation (depreciation)	218,187,109	119,116,752	535,766,646
Accumulated net realized gain (loss)	68,501,568	14,129,361	161,027,244

Net assets, at value	$965,002,228	$305,991,450	$2,638,964,169

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund

Class A:
Net assets, at value	$798,373,723	$212,633,622	$1,406,461,473
Shares outstanding	20,757,531	6,483,287	25,630,624
Net asset value per share[a]	$38.46	$32.80	$54.87
Maximum offering price per share (net asset value per share ÷ 94.25%)	$40.81	$34.80	$58.22
Class C:
Net assets, at value	$61,697,557		$236,714,739
Shares outstanding	1,677,531		4,865,844
Net asset value and maximum offering price per share[a]	$36.78		$48.65
Class R:
Net assets, at value	$7,908,024		$184,654,103
Shares outstanding	205,029		3,400,526
Net asset value and maximum offering price per share	$38.57		$54.30
Class R6:
Net assets, at value	$38,588,958	$24,451,184	$254,325,903
Shares outstanding	972,400	738,088	4,427,824
Net asset value and maximum offering price per share	$39.68	$33.13	$57.44
Advisor Class:
Net assets, at value	$58,433,966	$68,906,644	$556,807,951
Shares outstanding	1,469,375	2,089,219	9,680,716
Net asset value and maximum offering price per share	$39.77	$32.98	$57.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2018 (unaudited)

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 8,626,135	$ 1,477,064	$ 22,213,562
Non-controlled affiliates (Note 3f and 7)	625,021	46,301	489,163
Interest:
Unaffiliated issuers	59,689	—	802,187

Total investment income	9,310,845	1,523,365	23,504,912

Expenses:
Management fees (Note 3a)	2,360,210	1,208,664	7,578,598
Distribution fees: (Note 3c)
Class A	1,032,322	269,664	1,771,060
Class C	324,982	—	1,201,484
Class R	19,810	—	489,988
Transfer agent fees: (Note 3e)
Class A	619,038	127,110	1,360,017
Class C	48,724	—	231,623
Class R	6,009	—	189,320
Class R6	9,345	5,307	61,560
Advisor Class	43,583	40,813	548,694
Custodian fees (Note 4)	5,192	1,379	21,003
Reports to shareholders	68,210	15,529	140,764
Registration and filing fees	55,989	30,439	80,281
Professional fees	34,187	27,362	37,749
Trustees’ fees and expenses	23,055	7,555	63,194
Other	12,252	6,600	37,822

Total expenses	4,662,908	1,740,422	13,813,157
Expense reductions (Note 4)	(27)	(289)	(640)
Expenses waived/paid by affiliates (Note 3f and 3g)	(226,317)	(19,406)	(214,044)

Net expenses	4,436,564	1,720,727	13,598,473

Net investment income (loss)	4,874,281	(197,362)	9,906,439

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	68,522,034	15,072,797	164,005,719
Non-controlled affiliates (Note 3f and 7)	—	(942,035)	—
Capital gain distributions from REITs	—	—	1,267,162
Foreign currency transactions	26,804	—	125,952

Net realized gain (loss)	68,548,838	14,130,762	165,398,833

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(60,128,025)	(21,954,489)	(147,894,541)
Non-controlled affiliates (Note 3f and 7)	—	(1,481,227)	71,155
Translation of other assets and liabilities denominated in foreign currencies	943	—	3,619

Net change in unrealized appreciation (depreciation)	(60,127,082)	(23,435,716)	(147,819,767)

Net realized and unrealized gain (loss)	8,421,756	(9,304,954)	17,579,066

Net increase (decrease) in net assets resulting from operations	$ 13,296,037	$ (9,502,316)	$ 27,485,505

*Foreign taxes withheld on dividends	$ 177,950	$ —	$ 91,523

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balance Sheet Investment Fund		Franklin MicroCap Value Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,874,281	$9,743,994	$(197,362)	$349,695
Net realized gain (loss)	68,548,838	79,076,276	14,130,762	26,596,476
Net change in unrealized appreciation (depreciation)	(60,127,082)	123,780,810	(23,435,716)	52,308,075

Net increase (decrease) in net assets resulting from operations	13,296,037	212,601,080	(9,502,316)	79,254,246

Distributions to shareholders from:
Net investment income:
Class A	(9,300,516)	(4,060,775)	(5,152)	(781,224)
Class C	(274,866)	—	—	—
Class R	(60,977)	(22,684)	—	—
Class R6	(530,671)	(1,448)	(96,727)	(135,057)
Advisor Class	(708,998)	(600,152)	(184,536)	(384,628)
Net realized gains:
Class A	(54,557,625)	(51,331,731)	(16,924,857)	(21,859,680)
Class C	(4,461,619)	(4,188,910)	—	—
Class R	(505,443)	(551,321)	—	—
Class R6	(2,278,198)	(11,683)	(1,911,695)	(1,735,581)
Advisor Class	(3,637,982)	(4,880,914)	(5,359,894)	(6,025,380)

Total distributions to shareholders	(76,316,895)	(65,649,618)	(24,482,861)	(30,921,550)

Capital share transactions: (Note 2)
Class A	9,474,764	(77,357,974)	(2,084,752)	(29,044,783)
Class C	244,736	(5,146,048)	—	—
Class R	494,193	(1,907,276)	—	—
Class R6	6,278,996	34,339,167	93,996	5,658,368
Advisor Class	4,617,848	(31,412,724)	294,671	2,063,896

Total capital share transactions	21,110,537	(81,484,855)	(1,696,085)	(21,322,519)

Net increase (decrease) in net assets	(41,910,321)	65,466,607	(35,681,262)	27,010,177
Net assets:
Beginning of period	1,006,912,549	941,445,942	341,672,712	314,662,535

End of period	$965,002,228	$1,006,912,549	$305,991,450	$341,672,712

Undistributed net investment income included in net assets:
End of period	$2,019,723	$8,021,470	$—	$180,823

Distributions in excess of net investment income included in net assets:
End of period	$—	$—	$(302,954)	$—

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Value Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$9,906,439	$16,589,877
Net realized gain (loss)	165,398,833	261,020,880
Net change in unrealized appreciation (depreciation)	(147,819,767)	205,606,737

Net increase (decrease) in net assets resulting from operations	27,485,505	483,217,494

Distributions to shareholders from:
Net investment income:
Class A	(10,348,247)	(2,771,643)
Class C	(282,903)	—
Class R	(741,816)	—
Class R6	(2,312,597)	(694,508)
Advisor Class	(4,425,159)	(4,517,276)
Net realized gains:
Class A	(110,791,389)	(58,123,153)
Class C	(21,124,586)	(12,431,086)
Class R	(15,763,178)	(10,985,538)
Class R6	(16,092,000)	(5,152,248)
Advisor Class	(42,303,129)	(44,280,146)

Total distributions to shareholders	(224,185,004)	(138,955,598)

Capital share transactions: (Note 2)
Class A	149,695,994	76,610,126
Class C	31,610,700	(22,192,857)
Class R	(11,032,918)	(31,723,743)
Class R6	48,769,544	101,158,234
Advisor Class	12,526,882	(414,056,938)

Total capital share transactions	231,570,202	(290,205,178)

Net increase (decrease) in net assets	34,870,703	54,056,718
Net assets:
Beginning of period	2,604,093,466	2,550,036,748

End of period	$2,638,964,169	$2,604,093,466

Undistributed net investment income included in net assets:
End of period	$5,548,254	$13,752,537

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin MicroCap Value Funda

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Balance Sheet Investment Fund

Franklin Small Cap Value Fund

aFranklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c.  Securities Lending (continued)

investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2018, the Funds had no securities on loan.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the

Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Distributions received by the Funds from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Balance Sheet Investment Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2018
Shares sold	1,378,843	$55,135,448	114,536	$3,888,773
Shares issued in reinvestment of distributions	1,534,831	59,766,332	479,467	16,273,124
Shares redeemed	(2,636,470)	(105,427,016)	(653,180)	(22,246,649)

Net increase (decrease)	277,204	$9,474,764	(59,177)	$(2,084,752)

Year ended October 31, 2017
Shares sold	5,153,316	$199,298,774	335,438	$11,155,577
Shares issued in reinvestment of distributions	1,350,870	51,495,167	647,525	21,828,068
Shares redeemed	(8,502,452)	(328,151,915)	(1,876,309)	(62,028,428)

Net increase (decrease)	(1,998,266)	$(77,357,974)	(893,346)	$(29,044,783)

Class C Shares:
Six Months ended April 30, 2018
Shares sold	102,231	$3,906,496
Shares issued in reinvestment of distributions	126,075	4,707,663
Shares redeemed	(220,989)	(8,369,423)

Net increase (decrease)	7,317	$244,736

Year ended October 31, 2017
Shares sold	272,141	$10,085,492
Shares issued in reinvestment of distributions	112,965	4,143,570
Shares redeemed	(525,143)	(19,375,110)

Net increase (decrease)	(140,037)	$(5,146,048)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Balance Sheet Investment Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Six Months ended April 30, 2018
Shares sold	26,779	$1,058,767
Shares issued in reinvestment of distributions	14,494	566,420
Shares redeemed	(28,056)	(1,130,994)

Net increase (decrease)	13,217	$494,193

Year ended October 31, 2017
Shares sold	31,687	$1,218,604
Shares issued in reinvestment of distributions	15,015	574,005
Shares redeemed	(94,464)	(3,699,885)

Net increase (decrease)	(47,762)	$(1,907,276)

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	205,884	$8,469,008	94,069	$3,236,968
Shares issued in reinvestment of distributions	70,012	2,808,869	12,032	411,970
Shares redeemed	(121,610)	(4,998,881)	(103,685)	(3,554,942)

Net increase (decrease)	154,286	$6,278,996	2,416	$93,996

Year ended October 31, 2017
Shares sold	820,594	$34,624,354	313,078	$10,926,309
Shares issued in reinvestment of distributions	335	13,130	328	11,145
Shares redeemed	(7,131)	(298,317)	(155,386)	(5,279,086)

Net increase (decrease)	813,798	$34,339,167	158,020	$5,658,368

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	207,793	$8,526,992	106,124	$3,582,395
Shares issued in reinvestment of distributions	102,431	4,119,768	155,110	5,289,237
Shares redeemed	(195,102)	(8,028,912)	(250,810)	(8,576,961)

Net increase (decrease)	115,122	$4,617,848	10,424	$294,671

Year ended October 31, 2017
Shares sold	1,261,267	$49,915,900	520,855	$17,493,211
Shares issued in reinvestment of distributions	135,705	5,326,412	181,160	6,134,063
Shares redeemed	(2,115,898)	(86,655,036)	(634,957)	(21,563,378)

Net increase (decrease)	(718,926)	$(31,412,724)	67,058	$2,063,896

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Small Cap Value Fund
	Shares	Amount

Class A Shares:
Six Months ended April 30, 2018
Shares sold	2,123,402	$135,050,285
Shares issued in reinvestment of distributions	1,856,232	102,593,939
Shares issued on reorganization (Note 8)	2,395,438	130,349,126
Shares redeemed	(3,845,124)	(218,297,356)

Net increase (decrease)	2,529,948	$149,695,994

Year ended October 31, 2017
Shares sold	7,963,603	$447,630,182
Shares issued in reinvestment of distributions	1,010,594	55,825,171
Shares redeemed	(7,746,568)	(426,845,227)

Net increase (decrease)	1,227,629	$76,610,126

Class C Shares:
Six Months ended April 30, 2018
Shares sold	351,481	$20,510,366
Shares issued in reinvestment of distributions	417,800	20,530,683
Shares issued on reorganization (Note 8)	476,887	23,156,532
Shares redeemed	(650,033)	(32,586,881)

Net increase (decrease)	596,135	$31,610,700

Year ended October 31, 2017
Shares sold	748,489	$36,949,706
Shares issued in reinvestment of distributions	234,411	11,638,500
Shares redeemed	(1,434,410)	(70,781,063)

Net increase (decrease)	(451,510)	$(22,192,857)

Class R Shares:
Six Months ended April 30, 2018
Shares sold	324,169	$18,149,024
Shares issued in reinvestment of distributions	287,094	15,718,387
Shares issued on reorganization (Note 8)	11,794	633,883
Shares redeemed	(814,035)	(45,534,212)

Net increase (decrease)	(190,978)	$(11,032,918)

Year ended October 31, 2017
Shares sold	1,007,604	$54,925,905
Shares issued in reinvestment of distributions	191,550	10,477,784
Shares redeemed	(1,778,918)	(97,127,432)

Net increase (decrease)	(579,764)	$(31,723,743)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Small Cap Value Fund
	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	1,256,315	$74,121,125
Shares issued in reinvestment of distributions	276,595	15,978,906
Shares redeemed	(690,389)	(41,330,487)

Net increase (decrease)	842,521	$48,769,544

Year ended October 31, 2017
Shares sold	2,383,568	$139,507,090
Shares issued in reinvestment of distributions	79,035	4,542,911
Shares redeemed	(744,776)	(42,891,767)

Net increase (decrease)	1,717,827	$101,158,234

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	1,080,801	$64,849,797
Shares issued in reinvestment of distributions	748,625	43,337,870
Shares issued on reorganization (Note 8)	145,356	8,257,503
Shares redeemed	(1,754,671)	(103,918,288)

Net increase (decrease)	220,111	$12,526,882

Year ended October 31, 2017
Shares sold	4,646,503	$267,144,603
Shares issued in reinvestment of distributions	813,656	46,809,648
Shares redeemed	(12,670,988)	(728,011,189)

Net increase (decrease)	(7,210,829)	$(414,056,938)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the Fund.

Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended April 30, 2018, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
0.475%	0.750%	0.570%

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.35%
Compensation Plans:
Class C	1.00%	—	1.00%
Class R	0.50%	—	0.50%

For Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$57,277	$3,291	$128,129
CDSC retained	$ 1,869	$ 37	$ 10,861

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Transfer agent fees	$320,227	$69,314	$1,114,129

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	133,130,464	99,647,296	(87,520,145)	145,257,615	$145,257,615	$625,021	$ —	$ —

Franklin MicroCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	11,588,537	18,513,481	(22,162,997)	7,939,021	$ 7,939,021	$46,301	$ —	$ —

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	41,161,870	459,435,752	(372,381,363)	128,216,259	$128,216,259	$489,163	$ —	$ —

g. Waiver and Expense Reimbursements

For Franklin MicroCap Value Fund and Franklin Small Cap Value Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

For Franklin Balance Sheet Investment Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% until February 28, 2019.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

At April 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund

Cost of investments	$741,002,303	$187,232,428	$2,073,644,660

Unrealized appreciation	$231,193,431	$146,129,551	$ 593,564,967
Unrealized depreciation	(13,052,076)	(27,012,799)	(42,710,395)

Net unrealized appreciation (depreciation)	$218,141,355	$119,116,752	$ 550,854,572

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of non-deductible expenses and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2018, were as follows:

	Franklin Balance Sheet Investment Fund	Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Purchases	$110,210,734	$6,200,887	$674,577,604
Sales	$179,724,231	$28,273,182	$757,435,033

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin MicroCap Value Fund
Non-Controlled Affiliates
Continental Materials Corp.	108,812	—	(100)	108,712	$2,060,951	$ —	$(66)	$(31,614)
Delta Apparel Inc.	413,050	—	(3,825)	409,225	7,402,880	—	68,719	(1,226,836)
Full House Resorts Inc.	1,923,520	—	(66,100)	1,857,420	5,999,467	—	18,951	784,849
Global Power Equipment Group Inc.	1,275,000	—	(75,000)	1,200,000	2,940,000	—	(1,029,639)	(1,008,956)
Origen Financial Inc.	1,900,000	—	—	1,900,000	163,400	—	—	1,330

Total Affiliated Securities (Value is 6.1% of Net Assets)					$18,566,698	$ —	$(942,035)	$(1,481,227)

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Landec Corp. (Value is 0.7% of Net Assets)	1,423,100	—	—	1,423,100	$18,927,230	$ —	$—	$71,155

8. Reorganization

On December 1, 2017, Franklin Small Cap Value Fund (Surviving Fund), pursuant to a plan of reorganization approved on October 27, 2017, by shareholders of Franklin MidCap Value Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $19,471,853 of unrealized appreciation, through a tax-free exchange of 3,029,475 shares of the Surviving Fund (valued at $162,397,044). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $2,811,180,553.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had lower annual fund operating expense ratios, better overall historical performance, the same investment goals and similar principal investment strategies/risks. The estimated cost of the reorganization was $222,400 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisory Services paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations, for the periods ended October 31, 2017 and April 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Assuming the reorganization had been completed on November 1, 2017, the Surviving Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations
For the period November 1, 2017, through April 30, 2018	$10,045,839	$19,465,093	$29,510,932

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amount of net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2018, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balance Sheet Investment Fund Assets:
Investments in Securities:[a]
Equity Investments:[b]
Telecommunication Services	$23,246,784	$8,187,000	$—	$31,433,784
All Other Equity Investments	776,920,984	—	—	776,920,984
Corporate Bonds	—	5,531,275	—	5,531,275
Short Term Investments	145,257,615	—	—	145,257,615
Total Investments in Securities	$945,425,383	$13,718,275	$—	$959,143,658

Franklin MicroCap Value Fund Assets:
Investments in Securities:[a]
Equity Investments	$298,410,159	$—	$—	$298,410,159
Short Term Investments	7,939,021	—	—	7,939,021
Total Investments in Securities	$306,349,180	$—	$—	$306,349,180

Franklin Small Cap Value Fund Assets:
Investments in Securities:[a]
Equity Investments	$2,474,289,373	$—	$—	$2,474,289,373
Corporate Bonds	—	21,993,600	—	21,993,600
Short Term Investments	128,216,259	—	—	128,216,259
Total Investments in Securities	$2,602,505,632	$21,993,600	$—	$2,624,499,232

aFor detailed categories, see the accompanying Statements of Investments.

bIncludes common and convertible preferred stocks as well as other equity interests.

11. Change of Independent Registered Public Accounting Firm

On December 8, 2017, upon recommendation from the Audit Committee, the Board replaced PricewaterhouseCoopers LLP (PwC) with Ernst & Young LLP (E&Y) to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

PwC’s reports on the Fund’s financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events, and (iii) prior to December 8, 2017 E&Y was not consulted regarding the application of accounting principles associated with any financial matter during the Fund’s prior two fiscal years.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Value Investors Trust

Investment Manager

Franklin Advisory Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FVIT S 06/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(c) Change in the independent public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date June 26, 2018